PAYABLE TO RELATED PARTY	9 Months Ended	12 Months Ended
	Dec. 31, 2019	Mar. 31, 2019
Related Party Transactions [Abstract]
PAYABLE TO RELATED PARTY

During the nine months ended December 31, 2019, the Company entered into consulting agreements with a member of its Board. Under the consulting agreements, the Company paid the director consulting fees of $25,000 and $75,000 in cash during the three and nine months ended December 31, 2019, respectively, and the director was granted stock options with a fair value of $22,500 and $60,000 during the three and nine months ended December 31, 2019, respectively. The options were for a total of 36,788 shares of common stock, were fully vested on the grant dates and have terms of 10 years.

Payable to related party comprises of the amounts paid by the major shareholder on behalf of the Company. The payable is unsecured, non-interest bearing and due on demand. As of March 31, 2019 and 2018, respectively, the payable to related party amounted to $0 and $516.